Exhibit 99.1

Press Release — For Immediate Release

October 20, 2009

Penns Woods Bancorp, Inc. Reports Third Quarter 2009 Earnings

Williamsport, PA — Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported that net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and losses, was $2,257,000 and $6,868,000 for the three and nine months ended September 30, 2009 compared to $2,545,000 and $6,873,000 for the same periods of 2008.  Operating earnings per share for the three months ended September 30, 2009 were $0.59 basic and dilutive compared to $0.66 basic and dilutive for the same period of 2008.  Operating earnings per share for the nine months ended September 30, 2009 increased to $1.79 basic and dilutive compared to $1.78 basic and dilutive for the same period of 2008.  Operating earnings for the three and nine months ended September 30, 2009 have been positively impacted by loan and deposit growth and solid non-interest operating income.  A reconciliation of the non-GAAP financial measures of operating earnings, operating earnings per share, operating return on assets, and operating return on equity described in this paragraph to the comparable GAAP financial measures is included at the end of this press release.

Net income, as reported under U.S. generally accepted accounting principles, for the three and nine months ended September 30, 2009 was $1,922,000 and $3,593,000 compared to $1,552,000 and $5,740,000 for the same periods of 2008.  Comparable results were impacted by a decrease in after-tax securities losses of $658,000 (from a loss of $993,000 to a loss of $335,000) for the three month period ended September 30, 2009 compared to 2008 and an increase in after-tax securities losses of $2,142,000 (from a loss of $1,133,000 to a loss of $3,275,000) for the comparable nine month periods of 2009 of 2008.  Included within the change in after-tax securities losses are pre-tax other than temporary impairment charges relating to certain equity securities held in the investment portfolio for the three and nine months ended September 30, 2009 of $30,000 and $4,614,000 compared to $1,851,000 and $2,425,000 for the three and nine months ended September 30, 2008.  Basic and dilutive earnings per share for the three and nine months ended September 30, 2009 were $0.50 and $0.94 compared to $0.40 and $1.49 for the corresponding periods of 2008.  Return on average assets and return on average equity were 1.15% and 12.08% for the three months ended September 30, 2009 compared to 0.98% and 9.43% for the corresponding period of 2008.   Earnings for the nine months ended September 30, 2009 correlate to a return on average assets and return on average equity of 0.73% and 7.80% compared to 1.21% and 11.10% for the nine month 2008 period.

The net interest margin for the three and nine months ended September 30, 2009 was 4.35% and 4.39% compared to 4.23% and 4.04% for the corresponding periods of 2008.  A decrease in the rate paid on interest bearing liabilities of 52 basis points (bp) and 73 bp for the three and nine months ended September 30, 2009 compared to the same periods of 2008 positively impacted the net interest margin.  A declining cost of funds is primarily the result of the rate paid on time deposits decreasing 86 bp and 113 bp for the three and nine month periods ended September 30, 2009 compared to the same periods of 2008.  The decreases are the result of Federal Open Market Committee (FOMC) actions to maintain low interest rates coupled with our strategic decision to shorten the duration of the time deposit portfolio over the past year.  The shortening of the time deposit portfolio has resulted in an increased repricing frequency which has allowed for the majority of the portfolio to be repriced downward over the past twelve months.  The duration of the time deposit portfolio began to be lengthened during the second quarter and through the past quarter due to the apparent bottoming or near bottoming of deposit rates.

“A net interest margin of 4.35% and 4.39% for the three and nine month periods of 2009 with taxable equivalent net interest income of $6,685,000 and $19,796,000 over the same periods has been the primary driver behind the solid operating earnings.  Deposit growth coupled with management of the time deposit portfolio duration has led to the increase of 12 bp and 35 bp in the net interest margin from the comparable three and nine month periods of 2008,” commented Ronald A Walko, President and Chief Executive Officer of Penns Woods Bancorp, Inc.  “While we have placed emphasis on deposits, we have maintained our focus on sound credit quality and ensuring an adequate risk/return trade-off.  Continuing questions surrounding the soft economy are impacting our loan credit quality ratios, although we continue to compare favorably to other members of the financial industry.  However, due primarily to the addition of a single past due commercial real estate loan to past due 90 day status, our nonperforming loans to total loans ratio has increased to 1.46%.   Furthermore, net loan charge-offs to average loans of 0.12% for the nine month period ended September 30, 2009 remain at a minimal level,” added Mr. Walko.

Total assets increased $46,441,000 to $678,685,000 at September 30, 2009 compared to September 30, 2008.  Net loans increased $29,068,000 despite a softening economy that has in general provided fewer loan opportunities.  However, due to our credit quality position and overall balance sheet strength, we have been able to aggressively attract those loans that meet and/or exceed our credit standards.  The investment portfolio increased $18,159,000 from September 30, 2008 to 2009 primarily due to an increase in the market value of the portfolio.  During the nine months ended September 30, 2009, the equity segment of the portfolio experienced write downs of $4,614,000 ($30,000 during the three months ended September 30, 2009) due to the turbulence in the equity markets, particularly the financial sector, which has caused several of our investments in regional and national financial institutions to be classified as other than temporarily impaired.  Despite our ability to hold our equity investment positions that have depreciated in value, each position has been and will continue to be evaluated for other than temporary impairment, and/or a possible exit due primarily to the ability to carry back tax losses.

Deposits have increased 13.8% or $59,491,000 to $490,062,000 at September 30, 2009 compared to 2008 with core deposits (total deposits excluding time deposits) increasing 17.1% or $39,766,000.  “Increasing total deposits, with the emphasis on core deposits, continues to be one of our top priorities.  Deposit growth has funded the 7.9% growth in gross loans, while also allowing for a reduction in short-term borrowings.  Sources of the deposit increase cover a broad spectrum ranging from consumer and commercial to government entity accounts.  Leading to the deposit growth across the spectrum are our efforts to keep banking simple.  We do not attempt to hide fees, but rather present our position in easy to understand terms, with no strings attached.  This straight forward approach combined with the use of technology to deliver service has built a solid reputation within our market footprint.  During the past quarter we have added mobile or cell phone based banking to our technology based service channels that include remote deposit capture, electronic delivery of statements, and online banking and cash management services,” commented Mr. Walko.

Shareholders’ equity increased $10,978,000 to $70,539,000 at September 30, 2009 compared to September 30, 2008 as accumulated comprehensive loss decreased $12,612,000, and $510,000 in common stock was strategically repurchased as part of the previously announced stock buyback plan.  The decrease in accumulated other comprehensive loss is  primarily a result of a change in unrealized gains/losses on available for sale securities from an unrealized loss of $12,347,000 at September 30, 2008 to an unrealized gain of $2,670,000 at September 30, 2009.  Countering the change in unrealized gains/losses on available for sale securities was an increase of $2,405,000 in the net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan due to a decline in the market value of the plan assets caused by the significant downturn in the stock and bond markets over the past year.  The current level of shareholders’ equity equates to a book value per share of $18.40 at September 30, 2009 compared to $15.47 at September 30, 2008 and an equity to asset ratio of 10.39% at September 30, 2009.  Book value per share, excluding accumulated other comprehensive loss, was $18.69 at September 30, 2009 compared to $19.03 at September 30, 2008.  During the three and nine months ended September 30, 2009 and 2008 cash dividends of $0.46 and $1.38 per share were paid to shareholders.

“The economic uncertainty and focus on the dealings of larger financial institutions has resulted in community banks falling away from the spot light.  This lack of attention has caused the solid performance of many community banks to go unnoticed.  Our inclusion in the Russell 3000 index has attracted market attention with our average daily volume of shares traded increasing since inclusion.  Continued strong operating earnings, well capitalized status, and commitment to solid local banking provide a solid foundation for the future.  Our well capitalized status and level of core operating earnings have provided the resources to maintain our dividend and to purchase 20,000 treasury shares over the past twelve months,” commented Mr. Walko.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates twelve branch offices providing financial services in Lycoming, Clinton, and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Ronald A. Walko, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
570-322-1111 email-jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	September 30,
(In Thousands, Except Share Data)	2009	2008	% Change

ASSETS
Noninterest-bearing balances	$12,633	$12,538	0.8%
Interest-bearing deposits in other financial institutions	30	16	87.5%
Total cash and cash equivalents	12,663	12,554	0.9%

Investment securities, available for sale, at fair value	219,404	201,220	9.0%
Investment securities held to maturity (fair value of $111 and $136)	110	135	-18.5%
Loans held for sale	5,403	4,987	8.3%
Loans	400,825	371,547	7.9%
Less: Allowance for loan losses	4,478	4,268	4.9%
Loans, net	396,347	367,279	7.9%
Premises and equipment, net	7,791	7,835	-0.6%
Accrued interest receivable	3,515	3,451	1.9%
Bank-owned life insurance	15,023	13,457	11.6%
Investment in limited partnerships	5,040	4,905	2.8%
Goodwill	3,032	3,032	0.0%
Deferred tax asset	6,907	11,376	-39.3%
Other assets	3,450	2,013	71.4%
TOTAL ASSETS	$678,685	$632,244	7.3%

LIABILITIES
Interest-bearing deposits	$414,493	$356,985	16.1%
Noninterest-bearing deposits	75,569	73,586	2.7%
Total deposits	490,062	430,571	13.8%

Short-term borrowings	21,440	48,429	-55.7%
Long-term borrowings, Federal Home Loan Bank (FHLB)	86,778	86,778	0.0%
Accrued interest payable	1,191	1,371	-13.1%
Other liabilities	8,675	5,534	56.8%
TOTAL LIABILITIES	608,146	572,683	6.2%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,012,519 and 4,009,546 shares issued	33,437	33,413	0.1%
Additional paid-in capital	17,995	17,944	0.3%
Retained earnings	26,481	27,680	-4.3%
Accumulated other comprehensive gain (loss):
Net unrealized gain (loss) on available for sale securities	2,670	(12,347)	121.6%
Defined benefit plan	(3,780)	(1,375)	-174.9%
Less: Treasury stock at cost, 179,028 and 159,028 shares	(6,264)	(5,754)	8.9%
TOTAL SHAREHOLDERS’ EQUITY	70,539	59,561	18.4%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$678,685	$632,244	7.3%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
(In Thousands, Except Per Share Data)	2009	2008	% Change	2009	2008	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,457	$6,311	2.3%	$19,025	$18,936	0.5%
Investment securities:
Taxable	1,368	1,391	-1.7%	4,105	3,857	6.4%
Tax-exempt	1,253	1,205	4.0%	3,748	3,641	2.9%
Dividend and other interest income	35	201	-82.6%	165	658	-74.9%
TOTAL INTEREST AND DIVIDEND INCOME	9,113	9,108	0.1%	27,043	27,092	-0.2%

INTEREST EXPENSE:
Deposits	2,148	2,410	-10.9%	6,357	7,502	-15.3%
Short-term borrowings	82	310	-73.5%	318	996	-68.1%
Long-term borrowings, FHLB	938	875	7.2%	2,781	3,044	-8.6%
TOTAL INTEREST EXPENSE	3,168	3,595	-11.9%	9,456	11,542	-18.1%

NET INTEREST INCOME	5,945	5,513	7.8%	17,587	15,550	13.1%

PROVISION FOR LOAN LOSSES	270	110	145.5%	582	230	153.0%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,675	5,403	5.0%	17,005	15,320	11.0%

NON-INTEREST INCOME:
Deposit service charges	553	594	-6.9%	1,619	1,704	-5.0%
Securities losses, net	(507)	(1,504)	66.3%	(4,962)	(1,717)	-189.0%
Bank-owned life insurance	144	121	19.0%	418	367	13.9%
Gain on sale of loans	305	314	-2.9%	526	678	-22.4%
Insurance commissions	287	416	-31.0%	988	1,482	-33.3%
Other	599	531	12.8%	1,624	1,493	8.8%
TOTAL NON-INTEREST INCOME	1,381	472	192.6%	213	4,007	-94.7%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,588	2,355	9.9%	7,665	7,275	5.4%
Occupancy, net	299	315	-5.1%	956	967	-1.1%
Furniture and equipment	293	304	-3.6%	906	876	3.4%
Pennsylvania shares tax	171	105	62.9%	514	315	63.2%
Amortization of investments in limited partnerships	142	178	-20.2%	425	534	-20.4%
Other	1,604	1,194	34.3%	4,161	3,440	21.0%
TOTAL NON-INTEREST EXPENSE	5,097	4,451	14.5%	14,627	13,407	9.1%

INCOME BEFORE INCOME TAX (BENEFIT) PROVISION	1,959	1,424	37.6%	2,591	5,920	-56.2%
INCOME TAX (BENEFIT) PROVISION	37	(128)	128.9%	(1,002)	180	-656.7%
NET INCOME	$1,922	$1,552	23.8%	$3,593	$5,740	-37.4%

EARNINGS PER SHARE - BASIC	$0.50	$0.40	25.0%	$0.94	$1.49	-36.9%

EARNINGS PER SHARE - DILUTED	$0.50	$0.40	25.0%	$0.94	$1.49	-36.9%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,833,131	3,855,348	-0.6%	3,832,471	3,865,317	-0.8%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,833,305	3,855,458	-0.6%	3,832,555	3,865,463	-0.9%

DIVIDENDS PER SHARE	$0.46	$0.46	0.0%	$1.38	$1.38	0.0%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	September 30, 2009			September 30, 2008
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$17,207	$279	6.43%	$9,108	$148	6.46%
All other loans	382,670	6,273	6.50%	364,926	6,213	6.77%
Total loans	399,877	6,552	6.50%	374,034	6,361	6.77%

Taxable securities	104,905	1,402	5.35%	107,751	1,592	5.91%
Tax-exempt securities	104,719	1,898	7.25%	103,431	1,826	7.06%
Total securities	209,624	3,300	6.30%	211,182	3,418	6.47%

Interest bearing deposits	4,218	1	0.09%	34	—	0.00%

Total interest-earning assets	613,719	9,853	6.39%	585,250	9,779	6.66%

Other assets	54,284			50,225

TOTAL ASSETS	$668,003			$635,475

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$62,265	85	0.54%	$62,792	120	0.76%
Super Now deposits	60,476	127	0.83%	52,970	175	1.31%
Money market deposits	71,204	345	1.92%	34,915	208	2.37%
Time deposits	222,816	1,591	2.83%	205,346	1,907	3.69%
Total Deposits	416,761	2,148	2.04%	356,023	2,410	2.69%

Short-term borrowings	15,457	82	2.13%	51,215	310	2.38%
Long-term borrowings	86,778	938	4.23%	79,061	875	4.33%
Total borrowings	102,235	1,020	3.91%	130,276	1,185	3.57%

Total interest-bearing liabilities	518,996	3,168	2.41%	486,299	3,595	2.93%

Demand deposits	75,114			75,863
Other liabilities	10,256			7,467
Shareholders’ equity	63,637			65,846

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$668,003			$635,475
Interest rate spread			3.97%			3.73%
Net interest income/margin		$6,685	4.35%		$6,184	4.23%

		For the Three Months Ended
		September 30,
		2009	2008

Total interest income		$9,113	$9,108
Total interest expense		3,168	3,595

Net interest income		5,945	5,513
Tax equivalent adjustment		740	671

Net interest income (fully taxable equivalent)		$6,685	$6,184

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Nine Months Ended
	September 30, 2009			September 30, 2008
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$16,682	$817	6.55%	$8,534	$411	6.43%
All other loans	378,043	18,486	6.54%	359,570	18,665	6.93%
Total loans	394,725	19,303	6.54%	368,104	19,076	6.92%

Taxable securities	102,937	4,269	5.53%	104,604	4,514	5.75%
Tax-exempt securities	103,418	5,679	7.32%	108,877	5,517	6.76%
Total securities	206,355	9,948	6.43%	213,481	10,031	6.27%

Interest bearing deposits	1,886	1	0.07%	13	1	10.28%

Total interest-earning assets	602,966	29,252	6.48%	581,598	29,108	6.68%

Other assets	55,080			49,638

TOTAL ASSETS	$658,046			$631,236

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$61,106	244	0.53%	$60,857	343	0.75%
Super Now deposits	57,028	387	0.91%	51,228	513	1.34%
Money Market deposits	59,061	924	2.09%	28,372	481	2.26%
Time deposits	217,679	4,802	2.95%	201,950	6,165	4.08%
Total Deposits	394,874	6,357	2.15%	342,407	7,502	2.93%

Short-term borrowings	31,491	318	1.39%	47,894	996	2.75%
Long-term borrowings	86,778	2,781	4.23%	90,088	3,044	4.44%
Total borrowings	118,269	3,099	3.47%	137,982	4,040	3.85%

Total interest-bearing liabilities	513,143	9,456	2.46%	480,389	11,542	3.19%

Demand deposits	73,469			73,205
Other liabilities	10,018			8,672
Shareholders’ equity	61,416			68,970

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$658,046			$631,236
Interest rate spread			4.02%			3.49%
Net interest income/margin		$19,796	4.39%		$17,566	4.04%

		For the Nine Months Ended
		September 30,
		2009	2008

Total interest income		$27,043	$27,092
Total interest expense		9,456	11,542

Net interest income		17,587	15,550
Tax equivalent adjustment		2,209	2,016

Net interest income (fully taxable equivalent)		$19,796	$17,566

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008

Operating Data

Net income	$1,922	$832	$839	$2,263	$1,552
Net interest income	5,945	5,805	5,837	5,726	5,513
Provision for loan losses	270	186	126	145	110
Net security losses	(507)	(2,086)	(2,369)	(314)	(1,504)
Non-interest income, ex. net security losses	1,888	1,694	1,593	1,763	1,976
Non-interest expense	5,097	4,885	4,645	4,542	4,451

Performance Statistics

Net interest margin	4.35%	4.36%	4.47%	4.42%	4.23%
Annualized return on average assets	1.15%	0.51%	0.52%	1.43%	0.98%
Annualized return on average equity	12.08%	5.45%	5.64%	15.20%	9.43%
Annualized net loan charge-offs to avg loans	0.17%	0.25%	0.04%	0.06%	0.05%
Net charge-offs	168	250	41	57	49
Efficiency ratio	65.1%	65.1%	62.5%	60.7%	59.4%

Per Share Data

Basic earnings per share	$0.50	$0.22	$0.22	$0.59	$0.40
Diluted earnings per share	0.50	0.22	0.22	0.59	0.40
Dividend declared per share	0.46	0.46	0.46	0.46	0.46
Book value	18.40	16.01	15.29	15.93	15.47
Common stock price:
High	34.25	31.81	25.61	30.40	35.00
Low	29.89	24.89	23.00	23.00	29.00
Close	32.01	29.14	25.42	23.03	29.00
Weighted average common shares:
Basic	3,833	3,833	3,832	3,843	3,855
Fully Diluted	3,833	3,833	3,832	3,843	3,855
End-of-period common shares:
Issued	4,013	4,012	4,011	4,011	4,010
Treasury	179	179	179	179	159

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008

Financial Condition Data:
General
Total assets	$678,685	$667,861	$649,612	$652,803	$632,244
Loans, net	396,347	387,697	382,751	377,122	367,279
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	490,062	495,001	448,807	421,368	430,571
Noninterest-bearing	75,569	74,509	71,963	76,035	73,586

Savings	62,717	61,924	60,764	58,668	62,591
NOW	61,855	58,020	55,816	53,821	56,391
Money Market	71,820	71,748	50,476	35,848	39,627
Time Deposits	218,101	228,800	209,788	196,996	198,376
Total interest-bearing deposits	414,493	420,492	376,844	345,333	356,985

Core deposits*	271,961	266,201	239,019	224,372	232,195
Shareholders’ equity	70,539	61,371	58,584	61,027	59,561

Asset Quality

Non-performing assets	$5,844	$2,667	$2,269	$1,735	$941
Non-performing assets to total assets	0.86%	0.40%	0.35%	0.27%	0.15%
Allowance for loan losses	4,478	4,377	4,441	4,356	4,268
Allowance for loan losses to total loans	1.12%	1.12%	1.15%	1.14%	1.15%
Allowance for loan losses to non-performing loans	76.63%	164.12%	195.72%	251.07%	453.56%
Non-performing loans to total loans	1.46%	0.68%	0.59%	0.46%	0.25%

Capitalization

Shareholders’ equity to total assets	10.39%	9.19%	9.02%	9.35%	9.42%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and non-GAAP Financial Measures

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
GAAP net income	$1,922	$1,552	$3,593	$5,740
Securities losses, net of tax	(335)	(993)	(3,275)	(1,133)
Non-GAAP operating earnings	$2,257	$2,545	$6,868	$6,873

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Return on average assets (ROA)	1.15%	0.98%	0.73%	1.21%
Adjustment for net after tax securities losses (gains)	0.20%	0.62%	0.66%	0.24%
Non-GAAP operating ROA	1.35%	1.60%	1.39%	1.45%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Return on average equity (ROE)	12.08%	9.43%	7.80%	11.10%
Adjustment for net after tax securities losses	2.11%	6.03%	7.11%	2.19%
Non-GAAP operating ROE	14.19%	15.46%	14.91%	13.29%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Basic earnings per share (EPS)	$0.50	$0.40	$0.94	$1.49
Adjustment for net after tax securities losses	0.09	0.26	0.85	0.29
Non-GAAP basic operating EPS	$0.59	$0.66	$1.79	$1.78

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Dilutive EPS	$0.50	$0.40	$0.94	$1.49
Adjustment for net after tax securities losses	0.09	0.26	0.85	0.29
Non-GAAP dilutive operating EPS	$0.59	$0.66	$1.79	$1.78